UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2025

LUMENT FINANCE TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-35845	45-4966519
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

230 Park Avenue, 20th Floor

New York, New York 10169

(Address of principal executive offices)

(212) 317-5700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	LFT	New York Stock Exchange
7.875% Series A Cumulative Redeemable Preferred Stock, $0.01 par value per share	LFTPrA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On November 24, 2025, Lument Commercial Mortgage Trust (“Purchaser”), an indirect wholly owned subsidiary of Lument Finance Trust, Inc. (the “Company”), entered into a Forward Purchase Agreement with Lument Structured Finance, LLC (“LSF” or the “Seller”), an affiliate of Lument Investment Management, LLC, the Company’s external manager, to purchase seven mortgage assets (“Mortgage Assets”), with an aggregate unpaid principal balance of $135.6 million for an aggregate purchase price of $135.6 million plus all accrued and unpaid interest on such Mortgage Assets as of the settlement date (“Settlement Date”). Settlement Date means December 10, 2025, or such other date as may be agreed by the Seller and Purchaser. The Mortgage Assets were originated by LSF and represent either whole first lien, floating rate mortgage loans or funded participation interests in first lien, floating rate mortgage loans, secured by six multifamily properties and one healthcare property located across the United States.

The foregoing summary does not purport to be a complete description and is qualified in its entirety by the Forward Purchase Agreement, which is filed as an exhibit to this Current Report on Form 8-K.

Item 7.01	Regulation FD Disclosure.

On November 21, 2025, the Company issued a press release announcing the pricing of a commercial real estate collateralized loan obligation LMNT 2025-FL3, through certain of the Company’s wholly owned subsidiaries. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information disclosed under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Exhibits.

(d)       Exhibits.

10.1	Forward Purchase Agreement, dated as of November 24, 2025, by and between Lument Structured Finance, LLC and Lument Commercial Mortgage Trust.

99.1	Press release of Lument Finance Trust, Inc., dated November 21, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUMENT Finance Trust, Inc.

Date: November 28, 2025	By:	/s/ James A. Briggs
James A. Briggs
Chief Financial Officer